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                                  EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 2000 relating to the financial statements which appear in the Registration Statement on Form S-1 of FairMarket, Inc.


PRICEWATERHOUSECOOPERS LLP

March 15, 2000


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